VanWagoner Funds
----------------
   Annual Report


December 31, 1998

(LOGO)

Van Wagoner Funds ANNUAL REPORT
--------------------------------------------------------------------------------

Dear fellow shareholders:                                     december 31, 1998
--------------------------------------------------------------------------------

1998 ended on a high note: the Van Wagoner Funds returned to top-ranking performance, with four of our five Funds finishing the year in the top quartile of their peer groups.<F1> The fourth quarter saw the Funds outpacing indices like the Russell 2000, S&P 500/R and Nasdaq Industrial.<F2>

This was the year that tried but ultimately rewarded our patience . . . a true exercise in market dynamics. The shift away from growth stocks early in the year only intensified as the depths of the Asian economic crisis became clearer. A huge liquidity squeeze took hold, sending prices tumbling without regard for fundamentals. By the third quarter, there were no safe havens; almost all stocks declined, regardless of company size or sector.

While we made some adjustments in light of economic trends, the Van Wagoner Funds remained true to their discipline. We made sure we owned what we consider classic growth stocks with innovative products, sound strategy and good management teams. We kept our portfolios positioned for the upturn we expected. And in the fourth quarter, this discipline paid off.
The Federal Reserve cut interest rates, investors grew more comfortable branching out in their equity portfolios, and dollars began moving into smaller companies with solid fundamentals. We believe this is the beginning of a true small-cap cycle that will reward investors in the growth stock sector.
While the Funds stayed true to our investment style, the stocks in our portfolios changed over the course of the year. In the first six months we held more energy and retail stocks. As the Asian crisis deepened, we reduced our exposure in the energy sector. And, after making a healthy profit over the summer, we cut back on retail stocks, based on expectations for slower spending later in the year.

Meanwhile, two of the areas we had been monitoring grew more appealing in July. When Internet stocks took a hit, we saw the opportunity to increase our holdings. And with small-cap valuations reaching what we considered rock bottom, we also grew aggressive in semiconductors and other technology sectors. Finally, we completed the diversification we had begun earlier in the year, eliminating many large portfolio positions _ a strategy that affected performance positively.

Here is a sector-by-sector look at where we stood at the end of 1998:

-THE INTERNET is a powerful resource that is dramatically changing the way people do business and communicate. We believe we have to be involved, but it is essential that we choose investments carefully _ following the same first-hand, fundamental research approach we take in other sectors. Two areas stand out:

 Computer network service continues to be an area of emphasis, with Internet traffic growing even faster than expected and large corporations upgrading

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Van Wagoner Funds ANNUAL REPORT
--------------------------------------------------------------------------------

 their networks. In this area we like Exodus Communications,<F3> a high-end host for large corporate Web sites.

 Companies that provide useful, original content (as opposed to portal companies like Yahoo!<F3>) we believe will be in greater demand as people grow more comfortable using the Internet. To take advantage of this trend, we are investing in companies like OnHealth Network,<F3> a leading online destination for health and wellness information.

-ENERGY companies are suffering from weak demand and oversupply. We have sold our stocks in this sector.

-HEALTH CARE is still an area we like, though we trimmed holdings in December as companies reached what we considered their full valuation. Over the year we took advantage of large moves in stocks like Medical Manager Corporation,<F3> which makes software that doctors and medical clinics can use to manage their practices.

-SEMICONDUCTORS appear to be on the way to recovery, and we have increased our holdings accordingly. We like QLogic,<F3> a leading supplier of fiber channel interfaces to connect computers and data storage products, and RF Micro Devices,<F3> which provides battery management semiconductors for cellular phones, laptop computers and other products.

-CONSUMER GOODS did well for us in the first half of the year, with stocks like
 Abercrombie & Fitch,<F3> a fashion-oriented casual apparel company for men and women. While we cut back in the third quarter, we are considering buying again, based on domestic economic strength and the depressed prices of many retail stocks.
-SOFTWARE stocks are not all alike. We favor those that help companies with numerous locations manage their organization . . . such as Citrix,<F3> which allows rapid deployment of enterprise software applications, and Veritas,<F3> whose storage management software enables businesses to back up and recover data for Unix and Windows NT tape and disk drives.

-TELECOMMUNICATIONS companies that appeal to us include those that increase network speed and capacity - like Com21,<F3> whose cable modems enable cable networks to distribute data faster, and Metromedia Fiber,<F3> whose high bandwidth fiber optic infrastructure is used by the government and corporations to dramatically lower data, voice and video transmission costs.

From one quarter to the next, we were especially pleased with the results of our analysts' research. Over the year, nearly 95% of the companies we held met or exceeded their earnings estimates - a phenomenal record in a year where many companies missed their marks. External factors kept the prices of high performing companies down - but it was like holding a beach ball under water. When conditions turned favorable, these stocks exploded.

Now small-cap valuations remain cheap, interest rates are still low and investors are looking for companies with strong domestic growth. Those are the makings of a strong small-cap cycle . . . and we be-lieve we have positioned the Funds to take full advantage. I want to thank you, our shareholders, for holding firm throughout a turbulent 1998. Like you, everyone on the Van Wagoner Funds investment team is a shareholder. We are pleased with the results of our efforts in 1998 and look forward to the year ahead.

Sincerely,


/s/Garrett R. Van Wagoner

Garrett R. Van Wagoner

<F1> Rankings are based on total returns for the one-year and three-year periods ended 12/31/98 as compiled and published by Lipper Analytical Services, Inc. For the one year ended 12/31/98, the Emerging Growth Fund was 117th of 638 Funds in the SmallCap Funds category; the Micro-Cap Fund was 8th of 45 Funds in the MicroCap Funds category; the Mid-Cap Fund was 117th of 327 Funds in the MidCap Funds category; the Post-Venture Fund was 12th of 638 Funds in the SmallCap Funds category; and the Technology Fund was 4th of 73 Funds in the Science & Technology Funds category. For the three years ended 12/31/98, the Emerging Growth Fund was 350th of 368 Funds in the SmallCap Funds category; the Micro-Cap Fund was 22nd of 23 Funds in the MicroCap Funds category; and the Mid-Cap Fund was 176th of 182 Funds in the MidCap Funds category.

<F2> Please see pages 4 - 6 for the total returns of the Funds and their respective benchmarks, including the Russell 2000 Index and Nasdaq Industrial Index. The S&P 500/R Index's total return for the quarter and one year ended 12/31/98 and average annual total return since inception (12/31/95) as of 12/31/98 were as follows: 21.30%, 28.58% and 28.23%, respectively. The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. It is not possible to directly invest in an unmanaged index.

<F2> Each of the five Van Wagoner Funds seeks capital appreciation. Although all of the Funds are aggressive growth funds, they differ based on the market capitalization of the stocks, and the sectors in which they invest. This will affect their relative performance. For example during 1998 the Technology Fund's performance benefited from its policy to invest primarily in the technology sectors. The Post-Venture, Micro-Cap and Mid-Cap Funds outperformed the Emerging Growth Fund because they completed portfolio diversification earlier in the year. The Post-Venture Fund also benefited because it did not invest in stocks in the energy sector.

<F3> Holdings may change due to ongoing management. References to specific investments should not be construed as a recommendation of the Funds or their Adviser.

http://WWW.VANWAGONER.COM


Van Wagoner Funds Annual Report

Van Wagoner Funds PERFORMANCE
--------------------------------------------------------------------------------

EMERGING GROWTH FUND
--------------------------------------------------------------------------------
--------------------------------------------
 TOTAL RETURN For the periods ended 12/31/98
--------------------------------------------
 ONE YEAR                             7.98%
 AVERAGE ANNUAL SINCE INCEPTION       3.10%
--------------------------------------------

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/95 (Inception date). Returns shown here and in the table are based on net change in NAV. Per for mance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Nasdaq Industrial Index tracks the performance of domestic common stocks traded on the regular Nasdaq market and which are classified as industrial companies. As of December 31, 1998, this index included 2,866 companies, including agricultural, mining, construction, manufacturing (electronic components), services and public administration enterprises.

The Lipper SmallCap Funds Index includes the largest 30 funds in the group which, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

                 EMERGING        Nasdaq          Lipper
                GROWTH FUND    Industrial       SmallCap
               ------------   ------------    ------------
12/31/95           10,000         10,000         10,000
12/31/96           12,690         11,557         11,436
12/31/97           10,150         12,772         13,153
12/31/98           10,960         13,694         13,041


MICRO-CAP FUND
--------------------------------------------------------------------------------
--------------------------------------------
 TOTAL RETURN For the periods ended 12/31/98
--------------------------------------------
 ONE YEAR                            13.11%
 AVERAGE ANNUAL SINCE INCEPTION       4.16%
--------------------------------------------

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/95 (Inception date). Returns shown here and in the table are based on net change in NAV. Perform ance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Russell 2000 is an index of the smal lest 2000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry to accurately capture the universe of small cap stocks.

The Lipper MicroCap Funds Index includes the largest ten funds in the group which, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $300 million at the time of purchase.

                 MICRO-CAP       Russell         Lipper
                   FUND           2000           MicroCap
               ------------   ------------    ------------
12/31/95           10,000         10,000         10,000
12/31/96           12,450         11,649         12,111
12/31/97            9,990         14,254         14,427
12/31/98           11,300         13,891         14,158

Call toll-free 1-800-228-2121


 MID-CAP FUND
--------------------------------------------------------------------------------
-------------------------------------------
TOTAL RETURN For the periods ended 12/31/98
-------------------------------------------
 ONE YEAR                            16.49%
 AVERAGE ANNUAL SINCE INCEPTION       7.52%
-------------------------------------------

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/95 (Inception date). Returns shown here and in the table are based on net change in NAV. Performance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The S&P MidCap 400 Index is a capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

The Lipper MidCap Funds Index includes the largest 30 funds in the group which, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

                  MID-CAP                        Lipper
                   FUND          S&P 400         MidCap
              --------------- ------------    ------------
12/31/95           10,000         10,000         10,000
12/31/96           12,390         11,920         11,630
12/31/97           10,670         15,765         13,662
12/31/98           12,430         18,778         15,563


 POST-VENTURE FUND
--------------------------------------------------------------------------------
-------------------------------------------
TOTAL RETURN For the periods ended 12/31/98
-------------------------------------------
 ONE YEAR                            37.59%
 AVERAGE ANNUAL SINCE INCEPTION       9.91%
-------------------------------------------

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/96 (Inception date). Returns shown here and in the table are based on net change in NAV. Performance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Nasdaq Industrial Index tracks the performance of domestic common stocks traded on the regular Nasdaq market and which are classified as industrial companies. As of December 31, 1998, this index included 2,866 companies, including agricultural, mining, construction, manufacturing (electronic components), services and public administration enterprises.

The Lipper SmallCap Funds Index includes the largest 30 funds in the group which, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

               POST-VENTURE      Nasdaq          Lipper
                   FUND        Industrial       SmallCap
               ------------   ------------    ------------
12/31/96           10,000         10,000         10,000
12/31/97            8,780         11,051         11,502
12/31/98           12,080         11,849         11,403

http://WWW.VANWAGONER.COM

Van Wagoner Funds PERFORMANCE
--------------------------------------------------------------------------------

TECHNOLOGY FUND
--------------------------------------------------------------------------------
-------------------------------------------
TOTAL RETURN For the periods ended 12/31/98
-------------------------------------------
 ONE YEAR AND
 AVERAGE ANNUAL SINCE INCEPTION      85.10%
-------------------------------------------

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/97 (Inception date). Returns shown here and in the table are based on net change in NAV. Performance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley High-Technology 35 Index is a broad-market technology indicator dedicated exclusively to the electronics-based technology sector. The 35 stocks in the index include the most highly capitalized American companies drawn from nine technology subsectors: computer services/design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semiconductors. Capitalization ranges from $1 billion to $54 billion.

The S&P 500/R Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Science & Technology Funds Index includes the largest ten funds in the group which, by prospectus or portfolio practice, invest 65% of their equity portfolios in science and technology stocks.

                TECHNOLOGY   Morgan Stanle   Lipper Science
                   FUND        High-Tech        and Tech        S&P 500
               ------------   ------------    ------------    ------------
12/31/96           10,000         10,000         10,000         10,000
12/31/98           18,510         19,569         14,694         12,858

Call toll-free 1-800-228-2121

Van Wagoner Funds SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

EMERGING GROWTH FUND december 31, 1998
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                                             VALUE
---------                                                             -----
COMMON AND PREFERRED STOCKS  88.91%

            BANKS - WEST/SOUTHWEST 0.19%
 33,500     Colorado Business Bankshares, Inc.<F4>                $ 364,313
                                                                  ---------
            CHEMICALS - SPECIALTY 0.28%
 25,000     ChiRex, Inc. <F4>                                       534,375
                                                                  ---------
            COMMERCIAL SERVICES -
            Business 0.83%
   130,900  Dental Care Alliance, Inc. <F4>                       1,570,800
                                                                  ---------
            Commercial Services -
            Miscellaneous 3.08%
     7,500  CMGI, Inc. <F4>                                         798,750
    20,500  International Network
            Services<F4>                                          1,363,250
    37,500  MedQuist Inc. <F4>                                    1,481,250
    35,000  The Metzler Group, Inc. <F4>                          1,704,062
    39,000  Realty Information Group, Inc. <F4>                     492,375
                                                                  ---------
                                                                  5,839,687
                                                                  ---------
            Commercial Services -
            Schools 0.98%
    50,000  Apollo Group, Inc. <F4>                               1,693,750
    38,000  Caliber Learning Network, Inc. <F4>                     161,500
                                                                  ---------
                                                                  1,855,250
                                                                  ---------
            Computers - Graphics 1.94%
   138,000  Micromuse Inc. <F4>                                   2,691,000
    15,000  Xilinx, Inc. <F4>                                       976,875
                                                                  ---------
                                                                  3,667,875
                                                                  ---------
            Computers - Integrated
            Systems 1.54%
   101,000  Apex PC Solutions, Inc. <F4>                          2,916,375
                                                                  ---------
            Computers - Local
            Networks 3.28%
    30,000  Citrix Systems, Inc. <F4>                             2,911,875
    92,903  Copper Mountain Networks, Inc. <F4><F6>                 719,998
   100,000  FORE Systems, Inc. <F4>                               1,831,250
    42,000  Xylan Corp. <F4>                                        740,251
                                                                  ---------
                                                                  6,203,374
                                                                  ---------

Number
 of Shares                                                            Value
---------                                                             -----
            Computers - Memory
            Devices 5.55%
    15,000  ARM Holdings plc <F4>                               $   903,750
    46,650  EMC Corp. <F4>                                        3,965,250
    30,000  Legato Systems, Inc. <F4>                             1,978,125
    40,000  Network Appliances, Inc. <F4>                         1,800,000
    31,000  VERITAS Software Corp. <F4>                           1,858,062
                                                                  ---------
                                                                 10,505,187
                                                                 ----------
            Computers - Mini/Micro 1.22%
    75,000  Rational Software Corp. <F4>                          1,987,500
     3,813  Sun Microsystems, Inc. <F4><F7>                         326,488
                                                                  ---------
                                                                  2,313,988
                                                                  ---------
            Computers -
            RETAIL/Wholesale 1.31%
    62,250  Emulex Corp. <F4>                                     2,490,000
                                                                  ---------
            Computers - Services 1.78%
    11,000  America Online, Inc. <F4>                             1,760,000
    61,000  USWeb Corp. <F4>                                      1,608,875
                                                                  ---------
                                                                  3,368,875
                                                                  ---------
            Computers - Software 5.90%
   187,200  Ariba Technologies<F4><F6>                            2,340,000
    65,000  Avant! Corp. <F4><F5>                                   985,000
    15,000  EarthLink Network, Inc. <F4>                            855,000
    30,000  GeoTel Communications Corp. <F4>                      1,117,500
    10,000  Great Plains Software, Inc. <F4>                        478,281
    15,000  Lycos, Inc. <F4>                                        833,438
    30,000  Mercury Interactive Corp. <F4>                        1,897,500
   237,671  Unwired Planet<F4><F6>                                  762,924
     8,000  Yahoo! Inc. <F4>                                      1,895,500
                                                                  ---------
                                                                 11,165,143
                                                                 ----------
            Computer Software -
            Enterprise 5.96%
   170,800  Best Software, Inc. <F4>                              4,056,500
   117,000  New Era of Networks, Inc. <F4>                        5,148,000
   102,500  Segue Software, Inc. <F4>                             2,075,625
                                                                  ---------
                                                                 11,280,125
                                                                 ----------
http://www.vanwagoner.com

Van Wagoner Funds Schedule of Investments

Emerging Growth Fund (cont'd.) december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            Computer Software -
            Internet 5.67%
    12,500  At Home Corp. <F4>                                    $ 928,125
    15,000  Digital River, Inc. <F4>                                532,500
    77,850  Exodus Communications, Inc. <F4>                      5,001,862
 1,175,438  iVillage, Inc. <F4><F6>                               3,349,998
    15,000  MindSpring Enterprises, Inc. <F4>                       915,937
                                                                 ----------
                                                                 10,728,422
                                                                 ----------
            Computer Software -
            Medical 3.49%
    49,000  Medical Manager Corp. <F4>                            1,537,375
 1,019,900  OnHealth Network Co. <F4><F5>                         5,067,998
                                                                 ----------
                                                                  6,605,373
                                                                 ----------
            Computer Software -
            Security 0.52%
     7,000  ISS Group, Inc. <F4>                                    385,000
    10,000  VeriSign, Inc. <F4>                                     591,250
                                                                 ----------
                                                                    976,250
                                                                 ----------
            Electrical Connectors 0.56%
    30,000  Level One Communications, Inc. <F4>                   1,065,000
                                                                 ----------

            Electronics - Miscellaneous
            Components 2.30%
    64,000  RF Micro Devices, Inc. <F4>                           2,968,000
    15,000  Solectron Corp. <F4>                                  1,394,062
                                                                 ----------
                                                                  4,362,062
                                                                 ----------
            Electronics - Semiconductor
            Equipment 6.21%
    46,000  ASM Lithography Holding N.V. <F4>                     1,403,000
    74,000  ATMI, Inc. <F4>                                       1,868,500
    15,000  Etec Systems, Inc. <F4>                                 600,000
    22,750  Flextronics International Ltd. <F4>                   1,947,969
    20,000  KLA-Tencor Corp. <F4>                                   867,500
    15,000  Novellus Systems, Inc. <F4>                             742,500
    10,000  Rambus, Inc. <F4>                                       962,500
    25,000  Teradyne, Inc. <F4>                                   1,059,375
    18,000  Uniphase Corp. <F4>                                   1,248,750
    20,000  Veeco Instruments, Inc. <F4>                          1,062,500
                                                                 ----------
                                                                 11,762,594
                                                                 ----------

Number
of Shares                                                             Value
---------                                                             -----

            Electronics - Semiconductor
            Manufacturing 12.02%
   105,000  Actel Corp. <F4>                                   $  2,100,000
    15,000  Altera Corp. <F4>                                       913,125
    30,000  Applied Micro Circuits Corp. <F4>                     1,019,061
   105,000  Conexant Systems, Inc. <F4>                           1,758,750
    30,000  Jabil Circuit, Inc. <F4>                              2,238,750
    15,000  Linear Technology Corp.                               1,343,437
    15,000  Maxim Integrated Products, Inc. <F4>                    655,313
    15,000  PMC-Sierra, Inc. <F4>                                   946,875
     9,000  QLogic Corp. <F4>                                     1,177,875
    45,000  SDL, Inc. <F4>                                        1,783,125
    30,000  Semtech Corp. <F4>                                    1,076,250
   500,000  Transmeta Corp. <F4><F6>                              3,000,000
    75,300  TranSwitch Corp. <F4>                                 2,931,994
    40,000  Vitesse Semiconductor Corp. <F4>                      1,825,000
                                                                 ----------
                                                                 22,769,555
                                                                 ----------
            Energy - Alternative
            Sources 0.34%
    30,000  KTI, Inc. <F4>                                          648,750
                                                                 ----------

            Finance - Savings & Loans 2.13%
   118,700  TeleBanc Financial Corp. <F4>                         4,041,249
                                                                 ----------

            Leisure - Services 1.28%
    79,500  Travel Services International, Inc. <F4>              2,424,750
                                                                 ----------

            Medical - Ethical Drugs 0.35%
    25,000  Anesta Corp. <F4>                                       665,625
                                                                 ----------

            Medical - Information
            Services 0.29%

    52,500  MECON, Inc. <F4>                                        550,764
                                                                 ----------
            Medical - Products 1.79%
    60,000  Pharmaceutical Product
               Development, Inc. <F4>                             1,803,750
    35,000  ResMed, Inc. <F4>                                     1,588,125
                                                                 ----------
                                                                  3,391,875
                                                                 ----------
            Pollution Control -
            Services 0.33%
    23,400  Tetra Tech, Inc. <F4>                                   633,263
                                                                 ----------

Call toll-free 1-800-228-2121

Emerging Growth Fund (cont'd.) december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            Restaurants 0.70%
   381,600  Famous Dave's of America, Inc. <F4>               $   1,073,250
     6,000  P.F. Chang's China Bistro, Inc. <F4>                    136,500
     6,000  PJ America Inc. <F4>                                    108,750
                                                                 ----------
                                                                  1,318,500
                                                                 ----------
            Retail - Apparel/Shoes 1.65%
    30,000  Abercrombie & Fitch Co. <F4>                          2,122,500
    33,000  The Wet Seal, Inc. <F4>                                 996,188
                                                                 ----------
                                                                  3,118,688
                                                                 ----------
            Retail - Mail Order/Direct 1.40%
     5,000  Amazon.com, Inc. <F4>                                 1,606,250
   278,291  Garden Escape<F4><F6>                                 1,046,374
                                                                 ----------
                                                                  2,652,624
                                                                 ----------
            Telecommunications -
            Equipment 8.50%
   192,500  Allegiance Telecom, Inc. <F4>                         2,334,062
    60,000  Carrier Access Corp. <F4>                             2,066,250
    12,000  E-Tek Dynamics, Inc. <F4>                               321,000
   112,500  Metromedia Fiber Network, Inc. <F4>                   3,768,750
   538,571  Netro Corp. <F4><F6>                                  3,769,997
    25,000  Nokia Corp. ADR                                       2,998,945
    30,000  Powerwave Technologies, Inc. <F4>                       558,750
    15,000  REMEC, Inc. <F4>                                        270,000
                                                                 ----------
                                                                 16,087,754
                                                                 ----------
            Telecommunications -
            Services 5.54%
    11,700  COLT Telecom Group plc<F4>                              700,537
   261,500  Com21, Inc. <F4>                                      5,491,500
    52,300  MetroNet Communications Corp. <F4>                    1,752,050
    51,000  Qwest Communications
               International Inc. <F4>                            2,550,000
                                                                 ----------
                                                                 10,494,087
                                                                 ----------
Total Common and
   Preferred Stocks
  (cost $121,034,169)                                           168,372,552
                                                                -----------
Principal
Amount                                                                Value
------                                                                -----
            SHORT-TERM INVESTMENTS 1.21%
$2,286,000  UMB Bank, n.a., repurchase agreement,
            4.35%, dated 12/31/98, repurchase
            price $2,287,090, maturing 1/4/99
            (collateralized by  FNMA discount
            notes maturing 3/11/99)                            $  2,286,000

       566  UMB Bank, n.a., Money Market
            Fiduciary                                                   566
                                                                 ----------
            Total Short-Term Investments
            (cost $2,286,566)                                     2,286,566
                                                                 ----------
            Total Investments 90.12%
            (cost $123,320,735)                                 170,659,118
            Other Assets less Liabilities 9.88%                  18,712,567
                                                                 ----------

NET ASSETS 100.00%                                             $189,371,685
                                                               ============

<F4> Non-income producing
<F5> Affiliated company - see Note 7
<F6> Preferred stock purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers. Security is valued under procedures established by the Board of Directors.
<F7> Shares held in escrow; can trade freely beginning in
     August 1999.

See notes to financial statements.

http://WWW.VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS

VAN WAGONER MICRO-CAP FUND december 31, 1998

NUMBER
OF SHARES                                                             VALUE
---------                                                             -----
            COMMON AND PREFERRED STOCKS  85.81%
            Commercial Services -
            Business 1.60%
    61,300  Dental Care Alliance, Inc.<F4>                       $  735,600
                                                                 ----------

            Commercial Services -
            Miscellaneous 5.42%
    15,500  MedQuist Inc. <F8>                                      612,250
    14,250  The Metzler Group, Inc. <F8>                            693,797
     7,500  Pediatrix Medical Group, Inc. <F8>                      449,531
    30,000  Realty Information Group, Inc. <F8>                     378,750
     8,400  Superior Consultant Holdings Corp. <F8>                 365,400
                                                                 ----------
                                                                  2,499,728
                                                                 ----------
            Commercial Services -
            Schools 0.99%
    59,000  Caliber Learning Network, Inc. <F8>                     250,750
     8,800  Education Management Corp. <F8>                         207,900
                                                                 ----------
                                                                    458,650
                                                                 ----------
            Commercial Services -
            Staffing 1.78%
    10,000  On Assignment Inc. <F8>                                 345,000
    18,000  RCM Technologies, Inc. <F8>                             477,000
                                                                 ----------
                                                                    822,000
                                                                 ----------
            Computers - Graphics 1.69%
    40,000  Micromuse Inc. <F8>                                     780,000
                                                                 ----------

            Computers - Integrated
            Systems 6.23%
    40,500  Apex PC Solutions, Inc. <F8>                          1,169,437
    35,000  Computer Network
               Technology Corp. <F8>                                437,500
    15,000  Concentric Network Corp. <F8>                           498,750
    11,200  Mercury Computer Systems, Inc. <F8>                     315,000
    20,000  Mylex Corp. <F8>                                        240,000
    25,000  Peerless Systems Corp. <F8>                             212,500
                                                                 ----------
                                                                  2,873,187
                                                                 ----------
            Computers - Local
            Networks 0.39%
    23,225  Copper Mountain Networks, Inc. <F8><F10>                179,994
                                                                 ----------
Number
of Shares                                                             Value
---------                                                             -----
            Computers - Memory
            Devices 0.87%
    25,000  Advanced Digital Information Corp. <F8>               $ 400,000
                                                                 ----------

            Computers - Mini/Micro 0.16%
       867  Sun Microsystems, Inc. <F8><F10>                         74,237
                                                                 ----------

            Computers -
            Retail/Wholesale 3.06%
    15,000  Emulex Corp. <F8>                                       600,000
    36,000  Pomeroy Computer Resources, Inc. <F8>                   810,000
                                                                 ----------
                                                                  1,410,000
                                                                 ----------
            Computers - Software 6.57%
    40,800  Ariba Technologies<F8><F9>                              510,000
     2,500  EarthLink Network, Inc. <F8>                            142,500
    25,000  Great Plains Software, Inc. <F8>                      1,206,250
    10,000  IONA Technologies PLC ADR<F8>                           380,000
    17,000  MAPICS, Inc. <F8>                                       280,500
     5,000  Mercury Interactive Corp. <F8>                          316,250
    60,200  Unwired Planet<F8><F9>                                  193,242
                                                                 ----------
                                                                  3,028,742
                                                                 ----------
            Computer Software -
            Enterprise 4.58%
    32,500  Best Software, Inc. <F8>                                771,875
    19,000  New Era of Networks, Inc. <F8>                          836,000
    25,000  Segue Software, Inc. <F8>                               506,250
                                                                 ----------
                                                                  2,114,125
                                                                 ----------
            Computer Software -
            Internet 7.13%
    16,000  Digital River, Inc. <F8>                                568,000
    25,000  Exodus Communications, Inc. <F8>                      1,606,250
   298,246  iVillage, Inc. <F8><F9>                                 850,001
     2,500  MindSpring Enterprises, Inc. <F8>                       152,656
     2,000  Ticketmaster Online-
               CitySearch, Inc. <F8>                                112,000
                                                                 ----------
                                                                  3,288,907
                                                                 ----------
            Computer Software -
            Medical 3.52%
    33,000  Medical Manager Corp. <F8>                            1,035,375
   117,700  OnHealth Network Co. <F8>                               588,500
                                                                 ----------
                                                                  1,623,875
                                                                 ----------

Call toll-free 1-800-228-2121

Van Wagoner Micro-Cap Fund (cont'd.) december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            Electronics -
            Laser Systems/Components 0.48%
    10,000  Laser Vision Centers, Inc. <F8>                      $  221,562
                                                                 ----------
            Electronics - Miscellaneous
            Components 2.09%
    20,750  RF Micro Devices, Inc. <F8>                             962,281
                                                                 ----------
            Electronics - Semiconductor
            Equipment 0.52%
     5,000  Cree Research, Inc. <F8>                                239,375
                                                                 ----------
            Electronics - Semiconductor
            Manufacturing 10.19%
    34,000  Actel Corp. <F8>                                        680,000
    10,500  Cybex Computer Products Corp. <F8>                      308,438
    30,000  DSP Communications, Inc. <F8>                           459,375
     1,000  PMC-Sierra, Inc. <F8>                                    63,125
     2,500  QLogic Corp. <F8>                                       327,187
    17,500  SDL, Inc. <F8>                                          693,437
    30,000  Semtech Corp. <F8>                                    1,076,250
   115,000  Transmeta Corp. <F8><F9>                                690,000
     8,000  TranSwitch Corp. <F8>                                   311,500
     2,000  Vitesse Semiconductor Corp. <F8>                         91,250
                                                                 ----------
                                                                  4,700,562
                                                                 ----------
            Energy - Alternative
            Sources 0.47%
    10,000  KTI, Inc. <F8>                                          216,250
                                                                 ----------

            Finance - Savings & Loans 2.95%
    40,000  TeleBanc Financial Corp. <F8>                         1,360,000
                                                                 ----------

            Information Services 0.95%
    15,000  Data Processing Resources Corp. <F8>                    438,750
                                                                 ----------
            Medical/Dental Services 1.20%
    16,500  ICON plc ADR<F8>                                        552,750
                                                                 ----------

            Medical - Ethical Drugs 0.58%
    10,000  Anesta Corp. <F8>                                       266,250
                                                                 ----------

            Medical - Hospitals 1.17%
    15,000  Province Healthcare Co. <F8>                            538,125
                                                                 ----------

Number
of Shares                                                             Value
---------                                                             -----
            Medical - Information
            Services 1.63%

    71,600  MECON, Inc. <F8>                                     $  751,800
                                                                 ----------

            Medical - Products 2.67%

    15,000  Molecular Devices Corp. <F8>                            326,250
                                                                 ----------

    15,000  Pharmaceutical Product
               Development, Inc. <F8>                               450,938
    10,000  ResMed, Inc. <F8>                                       453,750
                                                                 ----------
                                                                  1,230,938
                                                                 ----------
            Pollution Control -
            Services 2.54%
    13,200  Casella Waste Systems, Inc. <F8>                        490,050
    15,000  Tetra Tech, Inc. <F8>                                   405,938
    15,000  Waste Connections, Inc. <F8>                            275,625
                                                                 ----------
                                                                  1,171,613
                                                                 ----------
            Restaurants 0.91%
    85,000  Famous Dave's of America, Inc. <F8>                     239,063
    10,000  PJ America Inc. <F8>                                    181,250
                                                                 ----------
                                                                    420,313
                                                                 ----------
            Retail - Apparel/Shoes 1.42%
     8,400  The Buckle, Inc. <F8>                                   201,600
    15,000  The Wet Seal, Inc. <F8>                                 452,813
                                                                 ----------
                                                                    654,413
                                                                 ----------
            Retail - Consumer
            Electronics 1.00%
    16,000  Tweeter Home Entertainment
               Group, Inc. <F8>                                     460,000
                                                                 ----------
            Retail - Mail Order/Direct 2.57%
    50,000  DM Management Co. <F8>                                  950,000
    62,533  Garden Escape<F8><F9>                                   235,124
                                                                 ----------
                                                                  1,185,124
                                                                 ----------
            Telecommunications -
            Equipment 6.02%
    57,500  Allegiance Telecom, Inc. <F8>                           697,187
    17,000  Harmonic Lightwaves, Inc. <F8>                          318,750
    14,000  Metromedia Fiber Network, Inc. <F8>                     469,000
   132,857  Netro Corp. <F8><F9>                                    929,999
    20,000  REMEC, Inc. <F8>                                        360,000
                                                                 ----------
                                                                  2,774,936
                                                                 ----------

http://www.vanwagoner.com

Van Wagoner Funds Schedule of Investments

Van Wagoner Micro-Cap Fund (cont'd.) december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            Telecommunications -
            Services 2.46%
    50,000  Com21, Inc. <F8>                                   $  1,050,000
     1,700  Qwest Communications
               International Inc. <F8>                               85,000
                                                                 ----------
                                                                  1,135,000
                                                                 ----------
Total Common and
   Preferred Stocks
   (cost $29,455,484)                                            39,569,087
                                                                 ----------

Principal
Amount
------
SHORT-TERM INVESTMENTS 7.13%
$3,290,000  UMB Bank, n.a., repurchase agreement,
            4.35%, dated 12/31/98, repurchase
            price $3,291,568, maturing 1/4/99
            (collateralized by FNMA discount
            notes maturing 3/11/99)                               3,290,000

       524  UMB Bank, n.a., Money Market
            Fiduciary                                                   524
                                                                 ----------
            Total Short-Term Investments
            (cost $3,290,524)                                     3,290,524
                                                                 ----------

            Total Investments 92.94%
            (cost $32,746,008)                                   42,859,611

            Other Assets less Liabilities 7.06%                   3,253,886
                                                                 ----------

NET ASSETS 100.00%                                              $46,113,497
                                                                ===========
<F8> Non-income producing
<F9> Preferred stock purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers. Security is valued under procedures established by the Board of Directors.
<F10>Shares held in escrow; can trade freely beginning in
     August 1999.

See notes to financial statements.

Call toll-free 1-800-228-2121

Van Wagoner Mid-Cap Fund december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            COMMON STOCKS 88.41%
            Banks - Money Center 0.66%
     5,000  First Union Corp.                                    $  304,062
                                                                 ----------

            Banks - Super Regional 5.33%
     7,500  Comerica Inc.                                           511,406
     7,500  Mellon Bank Corp.                                       515,625
    10,000  SunTrust Banks, Inc.                                    765,000
     7,500  Wachovia Corp.                                          655,781
                                                                 ----------
                                                                  2,447,812
                                                                 ----------
            Commercial Services -
            Miscellaneous 2.07%
     7,500  International Network Services<F11>                     498,750
     7,500  Pediatrix Medical Group, Inc. <F11>                     449,531
                                                                 ----------
                                                                    948,281
                                                                 ----------
            Commercial Services -
            Schools 1.11%
    15,000  Apollo Group, Inc. <F11>                                508,125
                                                                 ----------

            Computers - Integrated
            Systems 0.28%
     2,500  Policy Management Systems Corp.                         126,250
                                                                 ----------

            Computers - Local
            Networks 6.48%
    12,500  Ascend Communications, Inc. <F11>                       821,875
     7,500  Cisco Systems, Inc. <F11>                               696,094
    15,000  Citrix Systems, Inc. <F11>                            1,455,937
                                                                 ----------
                                                                  2,973,906
                                                                 ----------
            Computers - Memory
            Devices 7.37%
    10,000  EMC Corp. <F11>                                         850,000
    10,000  Legato Systems, Inc. <F11>                              659,375
    17,000  Network Appliances, Inc. <F11>                          765,000
    10,000  Quantum Corp. <F11>                                     212,500
    15,000  VERITAS Software Corp. <F11>                            899,062
                                                                 ----------
                                                                  3,385,937
                                                                 ----------
            Computers - Mini/Micro 1.15%
    20,000  Rational Software Corp. <F11>                           530,000
                                                                 ----------

Number
of Shares                                                             Value
---------                                                             -----
            Computers - Services 8.15%
    15,000  America Online, Inc. <F11>                           $2,400,000
    10,000  DST Systems, Inc. <F11>                                 570,625
    15,000  Fiserv, Inc. <F11>                                      771,562
                                                                 ----------
                                                                  3,742,187
                                                                 ----------
            Computers - Software 5.94%
    10,000  Compuware Corp. <F11>                                   781,250
     7,500  EarthLink Network, Inc. <F11>                           427,500
     5,000  Saville Systems Ireland PLC ADR<F11>                     95,000
     6,000  Yahoo! Inc. <F11>                                     1,421,625
                                                                 ----------
                                                                  2,725,375
                                                                 ----------
            Computer Software -
            Education 1.83%
    15,000  Electronic Arts Inc. <F11>                              841,875
                                                                 ----------

            Computer Software -
            Enterprise 0.73%
     7,500  BMC Software, Inc. <F11>                                334,219
                                                                 ----------

            Computer Software -
            Internet 7.85%
    12,500  At Home Corp. <F11>                                     928,125
    10,000  Exodus Communications, Inc. <F11>                       642,500
    15,000  MindSpring Enterprises, Inc. <F11>                      915,937
    20,000  Ticketmaster Online-
               CitySearch, Inc. <F11>                             1,120,000
                                                                 ----------
                                                                  3,606,562
                                                                 ----------
            Electronics - Semiconductor
            Equipment 2.13%
     7,500  Teradyne, Inc. <F11>                                    317,813
     9,500  Uniphase Corp. <F11>                                    659,062
                                                                 ----------
                                                                    976,875
                                                                 ----------
            Electronics - Semiconductor
            Manufacturing 2.90%
     2,500  Maxim Integrated Products, Inc. <F11>                   109,219
    10,000  Micron Technology, Inc. <F11>                           505,625
    11,500  Sanmina Corp. <F11>                                     718,750
                                                                 ----------
                                                                  1,333,594
                                                                 ----------

http://www.vanwagoner.com

Van Wagoner Funds Schedule of Investments

Van Wagoner Mid-Cap Fund (cont'd.) december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            Finance - Investment
            Banking 1.50%
    18,500  A. G. Edwards, Inc. <F11>                            $  689,125
                                                                 ----------

            Finance - Investment
            Management 6.41%
    30,000  Kansas City Southern
               Industries, Inc. <F11>                             1,475,625
    11,000  Morgan Stanley Dean Witter & Co.                        781,000
    20,000  T. Rowe Price Associates, Inc.                          685,000
                                                                 ----------
                                                                  2,941,625
                                                                 ----------
            Insurance - Property/
            Casualty/Title 0.98%
     7,500  Ambac Financial Group, Inc.                             451,406
                                                                 ----------

            Media 1.34%
    12,500  Heftel Broadcasting Corp. <F11>                         615,625
                                                                 ----------

            Medical - Outpatient/
            Home 1.60%
     5,000  Renal Care Group, Inc. <F11>                            144,063
    20,000  Total Renal Care Holdings, Inc. <F11>                   591,250
                                                                 ----------
                                                                    735,313
                                                                 ----------
            Medical - Products 3.00%
    12,500  Guidant Corp.                                         1,378,125
                                                                 ----------

            Medical - Wholesale/Drug 0.97%
    10,000  Schein (Henry), Inc. <F11>                              447,500
                                                                 ----------

            Radio Stations 1.49%
    25,000  Infinity Broadcasting Corp.                             684,375
                                                                 ----------

            Retail - Apparel/Shoes 4.57%
    17,500  Abercrombie & Fitch Co. <F11>                         1,238,125
     5,000  The Buckle, Inc. <F11>                                  120,000
    15,000  Ross Stores, Inc. <F11>                                 590,625
     5,000  The Wet Seal, Inc. <F11>                                150,938
                                                                 ----------
                                                                  2,099,688
                                                                 ----------
Retail - Discount/Variety 1.18%
     7,500  Costco Companies, Inc. <F11>                            541,406
                                                                 ----------
Number
of Shares                                                             Value
---------                                                             -----
            Retail - Mail Order/Direct 2.80%
     4,000  Amazon.com, Inc. <F11>                             $  1,285,000
                                                                 ----------

            Supermarkets 2.32%
     7,500  Kroger Co. <F11>                                        453,750
    10,000  Safeway Inc. <F11>                                      609,375
                                                                 ----------
                                                                  1,063,125
                                                                 ----------
            Telecommunications -
            Services 2.71%
    45,000  Com21, Inc. <F11>                                       945,000
    10,200  RSL Communications, Ltd.
               Class A<F11>                                         300,900
                                                                 ----------
                                                                  1,245,900
                                                                 ----------
            Television 3.56%
    30,000  Clear Channel Communications, Inc. <F11>              1,635,000
                                                                 ----------
            Total Common Stocks
            (cost $26,246,385)                                   40,598,273
                                                                 ----------
Principal
Amount
------

SHORT-TERM INVESTMENTS 1.59%
  $731,000  UMB Bank, n.a., repurchase agreement,
            4.35%, dated 12/31/98, repurchase
            price $731,348, maturing 1/4/99
            (collateralized by  U.S. Treasury
             Notes, 5.875%, 2/28/99)                                731,000

       934  UMB Bank, n.a., Money Market
            Fiduciary                                                   934
                                                                 ----------
            Total Short-Term Investments
            (cost $731,934)                                         731,934
                                                                 ----------

Call toll-free 1-800-228-2121

Van Wagoner Mid-Cap Fund (cont'd.) december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            Total Investments 90.00%
            (cost $26,978,319)                                  $41,330,207
            Other Assets less Liabilities 10.00%                  4,594,316
                                                                 ----------

NET ASSETS 100.00%                                              $45,924,523
                                                                ===========
SECURITIES SOLD SHORT

     5,000  i2 Technologies, Inc.                                  $151,875
                                                                 ----------
            Total Securities Sold Short
            (proceeds $125,933)                                    $151,875
                                                                   ========
*Non-income producing
See notes to financial statements.

http://www.vanwagoner.com

Van Wagoner Funds Schedule of Investments

Van Wagoner Post-Venture Fund december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
COMMON AND PREFERRED STOCKS  69.39%
            Banks - West/Southwest 0.38%
     6,700  Colorado Business Bankshares, Inc.<F12>               $  72,863
                                                                  ---------


            Chemicals - Specialty 0.22%
     2,000  ChiRex, Inc. <F12>                                       42,750
                                                                  ---------

            Commercial Services -
            Business 0.42%
     6,700  Dental Care Alliance, Inc. <F12>                         80,400
                                                                  ---------

            Commercial Services -
            Miscellaneous 2.76%
       750  CMGI, Inc. <F12>                                         79,875
     2,500  International Network Services<F12>                     166,250
     4,000  MedQuist Inc. <F12>                                     155,125
    10,000  Realty Information Group, Inc. <F12>                    126,250
                                                                  ---------
                                                                    527,500
                                                                  ---------
            Commercial Services -
            Schools 0.87%
     4,000  Apollo Group, Inc. <F12>                                135,500
     7,250  Caliber Learning Network, Inc. <F12>                     30,813
                                                                  ---------
                                                                    166,313
                                                                  ---------
            Computers - Graphics 1.86%
    11,500  Micromuse Inc. <F12>                                    224,250
     2,000  Xilinx, Inc. <F12>                                      130,250
                                                                  ---------
                                                                    354,500
                                                                  ---------
            Computers - Integrated
            Systems 1.44%
     9,550  Apex PC Solutions, Inc. <F12>                           275,756
                                                                  ---------
            Computers - Local
            Networks 1.84%
     3,000  Citrix Systems, Inc. <F12>                              291,187
     7,743  Copper Mountain Networks, Inc. <F12><F13>                60,008
                                                                  ---------
                                                                    351,195
                                                                  ---------
            Computers - Memory
            Devices 3.40%
     2,000  ARM Holdings plc<F12>                                   120,500
     3,000  Legato Systems, Inc. <F12>                              197,812




Number
of Shares                                                             Value
---------                                                             -----
            Computers - Memory
            Devices 3.40% (cont'd.)
     4,000  Network Appliances, Inc. <F12>                         $180,000
     2,500  VERITAS Software Corp. <12>                             149,844
                                                                  ---------
                                                                    648,156
                                                                  ---------
            Computers - Mini/Micro 0.49%
     3,000  Rational Software Corp. <F12>                            79,500
       173  Sun Microsystems, Inc. <F12><F14>                        14,813
                                                                  ---------
                                                                     94,313
                                                                  ---------
            Computers -
            Retail/Wholesale 1.26%
     6,000  Emulex Corp. <F12>                                      240,000
                                                                  ---------

            Computers - Services 1.53%
       500  America Online, Inc. <F12>                               80,000
     8,000  USWeb Corp. <F12>                                       211,000
                                                                  ---------
                                                                    291,000
                                                                  ---------
            Computers - Software 4.53%
    12,000  Ariba Technologies<F12><F13>                            150,000
     2,500  Avant! Corp. <F12>                                       36,563
     1,350  EarthLink Network, Inc. <F12>                            76,950
     2,500  GeoTel Communications Corp. <F12>                        93,125
     2,000  Great Plains Software, Inc. <F12>                        96,500
     1,500  Lycos, Inc. <F12>                                        83,344
     2,500  Mercury Interactive Corp. <F12>                         158,125
    15,840  Unwired Planet<F12><F13>                                 50,846
       500  Yahoo! Inc. <F12>                                       118,469
                                                                  ---------
                                                                    863,922
                                                                  ---------
            Computer Software -
            Enterprise 4.88%
     9,500  Best Software, Inc. <F12>                               225,625
    11,500  New Era of Networks, Inc. <F12>                         506,000
    10,000  Segue Software, Inc.<F12>                               198,750
                                                                  ---------
                                                                    930,375
                                                                  ---------
            Computer Software -
            Internet 4.42%
     1,000  At Home Corp. <F12>                                      74,250
     2,000  Digital River, Inc. <F12>                                71,000
     4,000  Exodus Communications, Inc. <F12>                       257,000

Call toll-free 1-800-228-2121

Van Wagoner Post-Venture Fund (cont'd.) december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            Computer Software -
            Internet 4.42% (cont'd.)
   122,807  iVillage, Inc. <F12><F13>                              $350,000
     1,500  MindSpring Enterprises, Inc. <F12>                       91,594
                                                                  ---------
                                                                    843,844
                                                                  ---------
            Computer Software -
            Medical 3.35%
     4,000  Medical Manager Corp. <F12> <F12>                       125,500
   105,000  OnHealth Network Co. <F12>                              513,846
                                                                  ---------
                                                                    639,346
                                                                  ---------
            Computer Software -
            Security 0.19%
       600  VeriSign, Inc. <F12>                                     35,475
                                                                  ---------
            Electrical Connectors 0.74%
     4,000  Level One Communications, Inc. <F12>                    142,000
                                                                  ---------
            Electronics - Miscellaneous
            Components 1.55%
     5,000  RF Micro Devices, Inc. <F12>                            231,875
     3,600  Sawtek Inc. <F12>                                        63,000
                                                                  ---------
                                                                    294,875
                                                                  ---------
            Electronics - Semiconductor
            Equipment 4.70%
     5,000  ASM Lithography Holding N.V. <F12>                      152,500
     8,000  ATMI, Inc. <F12>                                        202,000
     2,000  Etec Systems, Inc. <F12>                                 80,000
     1,000  Flextronics International Ltd. <F12>                     85,625
     1,000  Rambus, Inc. <F12>                                       96,250
     2,500  Uniphase Corp. <F12>                                    173,438
     2,000  Veeco Instruments, Inc. <F12>                           106,250
                                                                  ---------
                                                                    896,063
                                                                  ---------
            Electronics - Semiconductor
            Manufacturing 9.75%
    11,000  Actel Corp. <F12>                                       220,000
     4,000  Applied Micro Circuits Corp. <F12>                      135,875
    10,000  Conexant Systems, Inc.<F12>                             167,500
     2,500  Jabil Circuit, Inc. <F12>                               186,562
     1,500  PMC-Sierra, Inc. <F12>                                   94,687
     1,000  QLogic Corp. <F12>                                      130,875

Number
of Shares                                                             Value
---------                                                             -----

            Electronics - Semiconductor
            Manufacturing 9.75% (cont'd.)
     4,500  SDL, Inc. <F12>                                      $  178,312
     4,000  Semtech Corp. <F12>                                     143,500
    40,000  Transmeta Corp. <F12><F13>                              240,000
     7,000  TranSwitch Corp. <F12>                                  272,562
     2,000  Vitesse Semiconductor Corp. <F12>                        91,250
                                                                  ---------
                                                                  1,861,123
                                                                  ---------
            Energy - Alternative
            Sources 0.11%
     1,000  KTI, Inc. <F12>                                          21,625
                                                                  ---------

            Finance - Savings & Loans 1.87%
    10,500  TeleBanc Financial Corp. <F12>                          357,478
                                                                  ---------

            Leisure - Services 1.12%
     7,000  Travel Services International, Inc. <F12>               213,500
                                                                  ---------
            Medical - Information
            Services 0.55%
    10,000  MECON, Inc. <F12>                                       105,000
                                                                  ---------
            Medical - Products 1.91%
     6,000  Pharmaceutical Product
               Development, Inc. <F12>                              180,375
     4,000  ResMed, Inc. <F12>                                      183,625
                                                                  ---------
                                                                    364,000
                                                                  ---------
            Restaurants 0.72%
     6,000  P.F. Chang's China Bistro, Inc. <F12>                   136,500
                                                                  ---------

            Retail - Apparel/Shoes 0.47%
     3,000  The Wet Seal, Inc. <F12>                                 90,563
                                                                  ---------
            Retail - Mail Order/Direct 1.23%
       500  Amazon.com, Inc. <F12>                                  160,625
    19,747  Garden Escape <F12><F13>                                 74,249
                                                                  ---------
                                                                    234,874
                                                                  ---------
            Telecommunications -
            Equipment 5.06%
    12,500  Allegiance Telecom, Inc. <F12>                          151,562
     4,000  Carrier Access Corp. <F12>                              137,750
     9,000  Metromedia Fiber Network, Inc. <F12>                    301,500

http://www.vanwagoner.com

Van Wagoner Funds Schedule of Investments

Van Wagoner Post-Venture Fund (cont'd.) december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            Telecommunications -
            Equipment 5.06% (cont'd.)
    42,857  Netro Corp. <F12><F13>                            $     299,999
     4,000  Powerwave Technologies, Inc. <F12>                       74,500
                                                                  ---------
                                                                    965,311
                                                                  ---------
            Telecommunications -
            Services 5.77%
     2,500  COLT Telecom Group plc<F12>                             149,687
    21,000  Com21, Inc. <F12>                                       441,000
     7,000  MetroNet Communications Corp. <F12>                     234,500
     5,500  Qwest Communications
               International Inc. <F12>                             275,000
                                                                  ---------
                                                                  1,100,187
                                                                  ---------
            Total Common and
               Preferred Stocks
               (cost $9,183,584)                                 13,240,807
                                                                  ---------

Principal
Amount
-------
U.S. Treasury NoteS 10.50%
$2,000,000  12/31/00, 4.625%                                      2,003,118
                                                                  ---------
            Total U.S. Treasury Notes
            (cost $2,004,057)                                     2,003,118
                                                                  ---------

Principal
Amount                                                                Value
------                                                                -----
SHORT-TERM INVESTMENTS 8.16%
$1,557,000  UMB Bank, n.a., repurchase agreement,
            4.35%, dated 12/31/98, repurchase
            price $1,557,742, maturing
            1/4/99 (collateralized by FNMA
            discount notes maturing 3/11/99)                   $  1,557,000

       120  UMB Bank, n.a., Money Market
            Fiduciary                                                   120
                                                                  ---------
            Total Short-Term Investments
            (cost $1,557,120)                                     1,557,120
                                                                  ---------
            Total Investments 88.05%
            (cost $12,744,761)                                   16,801,045

            Other Assets less Liabilities 11.95%                  2,279,962
                                                                  ---------
NET ASSETS 100.00%                                              $19,081,007
                                                                ===========
<F12> Non-income producing
<F13> Preferred stock purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers. Security is valued under procedures established by the Board of Directors.
<F14> Shares held in escrow; can trade freely beginning in
      August 1999.

See notes to financial statements.

Call toll-free 1-800-228-2121

Van Wagoner Technology Fund december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            COMMON AND PREFERRED STOCKS  88.80%
            Chemicals - Specialty 0.26%
     1,000  ChiRex, Inc.<F15>                                     $  21,375
                                                                  ---------
            Commercial Services -
            Miscellaneous 1.13%
       500  CMGI, Inc. <F15>                                         53,250
     1,000  MedQuist Inc. <F15>                                      39,500
                                                                  ---------
                                                                     92,750
                                                                  ---------
            Commercial Services -
            Schools 0.83%
     2,000  Apollo Group, Inc. <F15>                                 67,750
                                                                  ---------
            Computers - Graphics 1.47%
     4,500  Micromuse Inc. <F15>                                     87,750
       500  Xilinx, Inc. <F15>                                       32,563
                                                                  ---------
                                                                    120,313
                                                                  ---------
            Computers - Integrated
            Systems 3.48%
     4,500  Apex PC Solutions, Inc. <F15>                           129,937
     5,000  Computer Network
               Technology Corp. <F15>                                62,500
     2,000  Mercury Computer Systems, Inc. <F15>                     56,250
     3,000  Mylex Corp. <F15>                                        36,000
                                                                  ---------
                                                                    284,687
                                                                  ---------
            Computers - Local
            Networks 3.73%
     1,500  3Com Corp. <F15>                                         67,219
     1,000  Citrix Systems, Inc. <F15>                               97,062
     5,161  Copper Mountain Networks, Inc. <F15><F16>                39,998
     5,000  FORE Systems, Inc. <F15>                                 91,562
       500  Xylan Corp. <F15>                                         8,781
                                                                  ---------
                                                                    304,622
                                                                  ---------
            Computers - Memory
            Devices 5.91%
     2,500  Advanced Digital Information Corp. <F15>                 40,000
       500  ARM Holdings plc<F15>                                    30,125
     1,400  EMC Corp. <F15>                                         119,000

Number
of Shares                                                             Value
---------                                                             -----
            Computers - Memory
            Devices 5.91% (cont'd.)
     1,500  Legato Systems, Inc. <F15>                            $  98,906
     1,000  Network Appliances, Inc. <F15>                           45,000
     2,500  VERITAS Software Corp. <F15>                            149,844
                                                                  ---------
                                                                    482,875
                                                                  ---------
            Computers - Mini/Micro 5.12%
     2,000  Dell Computer Corp. <F15>                               146,812
     1,500  Intel Corp.                                             179,281
     3,500  Rational Software Corp. <F15>                            92,750
                                                                  ---------
                                                                    418,843
                                                                  ---------
            Computers -
            Retail/Wholesale 2.37%
     4,000  Emulex Corp. <F15>                                      160,000
     1,500  Pomeroy Computer Resources, Inc. <F15>                   33,750
                                                                  ---------
                                                                    193,750
                                                                  ---------
            Computers - Services 1.62%
       500  America Online, Inc. <F15>                               80,000
     2,000  USWeb Corp. <F15>                                        52,750
                                                                  ---------
                                                                    132,750
                                                                  ---------
            Computers - Software 5.51%
     2,500  Avant! Corp. <F15>                                       36,563
       750  EarthLink Network, Inc. <F15>                            42,750
     1,000  GeoTel Communications Corp. <F15>                        37,250
       500  Lycos, Inc. <F15>                                        27,781
     1,000  Mercury Interactive Corp. <F15>                          63,250
     1,250  Microsoft Corp. <F15>                                   173,359
     3,160  Unwired Planet<F15><F16>                                 10,144
       250  Yahoo! Inc. <F15>                                        59,234
                                                                  ---------
                                                                    450,331
                                                                  ---------
            Computer Software -
            Enterprise 4.96%
     6,000  Best Software, Inc. <F15>                               142,500
     4,000  New Era of Networks, Inc. <F15>                         176,000
     4,250  Segue Software, Inc. <F15>                               86,062
                                                                  ---------
                                                                    404,562
                                                                  ---------

http://www.vanwagoner.com

Van Wagoner Funds Schedule of Investments

Van Wagoner Technology Fund (cont'd.) december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            Computer Software -
            Internet 4.84%
       500  At Home Corp. <F15>                                   $  37,125
       500  Digital River, Inc. <F15>                                17,750
     2,500  Exodus Communications, Inc. <F15>                       160,625
    52,631  iVillage, Inc. <F15><F16>                               149,998
       500  MindSpring Enterprises, Inc. <F15>                       30,531
                                                                  ---------
                                                                    396,029
                                                                  ---------
            Computer Software -
            Medical 3.73%
     1,750  Medical Manager Corp. <F15>                              54,906
    50,000  OnHealth Network Co. <F15>                              250,000
                                                                  ---------
                                                                    304,906
                                                                  ---------
            Computer Software -
            Security 0.40%
       550  VeriSign, Inc. <F15>                                     32,519
                                                                  ---------
            Electrical Connectors 0.43%
     1,000  Level One Communications, Inc. <F15>                     35,500
                                                                  ---------
            Electronics - Miscellaneous
            Components 2.45%
     2,750  RF Micro Devices, Inc. <F15>                            127,531
     1,500  Sawtek Inc. <F15>                                        26,250
       500  Solectron Corp. <F15>                                    46,469
                                                                  ---------
                                                                    200,250
                                                                  ---------
            Electronics - Semiconductor
            Equipment 6.40%
       500  Applied Materials, Inc. <F15>                            21,344
     2,300  ASM Lithography Holding N.V. <F15>                       70,150
     2,500  ATMI, Inc. <F15>                                         63,125
       500  Etec Systems, Inc. <F15>                                 20,000
       250  Flextronics International Ltd. <F15>                     21,406
     1,000  KLA-Tencor Corp. <F15>                                   43,375
     1,000  Novellus Systems, Inc. <F15>                             49,500
       500  Rambus, Inc. <F15>                                       48,125
     1,500  Teradyne, Inc. <F15>                                     63,563
     1,000  Uniphase Corp. <F15>                                     69,375
     1,000  Veeco Instruments, Inc. <F15>                            53,125
                                                                  ---------
                                                                    523,088
                                                                  ---------
Number
of Shares                                                             Value
---------                                                             -----
            Electronics - Semiconductor
            Manufacturing 13.38%
     4,500  Actel Corp. <F15>                                     $  90,000
       500  Altera Corp. <F15>                                       30,438
     1,000  Applied Micro Circuits Corp. <F15>                       33,969
     5,000  Conexant Systems, Inc. <F15>                             83,750
     3,000  DSP Communications, Inc. <F15>                           45,938
     1,250  Jabil Circuit, Inc. <F15>                                93,281
       500  Linear Technology Corp.                                  44,781
       500  Maxim Integrated Products, Inc. <F15>                    21,844
     1,000  Micron Technology, Inc. <F15>                            50,562
       500  PMC-Sierra, Inc. <F15>                                   31,563
       500  QLogic Corp. <F15>                                       65,437
     2,000  SDL, Inc. <F15>                                          79,250
     1,750  Semtech Corp. <F15>                                      62,781
     1,000  Texas Instruments, Inc.                                  85,563
    11,666  Transmeta Corp. <F15><F16>                               69,996
     3,500  TranSwitch Corp. <F15>                                  136,281
     1,500  Vitesse Semiconductor Corp. <F15>                        68,438
                                                                  ---------
                                                                  1,093,872
                                                                  ---------
            Energy - Alternative
            Sources 0.26%
     1,000  KTI, Inc. <F15>                                          21,625
                                                                  ---------
            Finance - Savings & Loans 1.66%
     4,000  TeleBanc Financial Corp. <F15>                          136,000
                                                                  ---------
            Medical - Information
            Services 0.64%
     5,000  MECON, Inc. <F15>                                        52,500
                                                                  ---------
            Medical - Products 2.04%
     2,500  Pharmaceutical Product
               Development, Inc. <F15>                               75,156
     2,000  ResMed, Inc. <F15>                                       90,750
                                                                  ---------
                                                                    165,906
                                                                  ---------
Pollution Control -
Services 0.41%
     1,250  Tetra Tech, Inc. <F15>                                   33,828
                                                                  ---------

Call toll-free 1-800-228-2121


Van Wagoner Technology Fund (cont'd.) december 31, 1998

Number
of Shares                                                             Value
---------                                                             -----
            Retail - Mail Order/Direct 1.22%
       250  Amazon.com, Inc. <F15>                              $    80,312
     5,120  Garden Escape<F15><F16>                                  19,251
                                                                  ---------
                                                                     99,563
                                                                  ---------
            Telecommunications -
            Equipment 8.68%
     6,000  Allegiance Telecom, Inc. <F15>                           72,750
       500  AT&T Corp.                                               37,625
     2,000  Carrier Access Corp. <F15>                               68,875
     3,000  E-Tek Dynamics, Inc. <F15>                               80,250
     2,500  Harmonic Lightwaves, Inc. <F15>                          46,875
       500  Lucent Technologies, Inc.                                55,000
     5,000  Metromedia Fiber Network, Inc. <F15>                    167,500
       600  Nokia Corp. ADR                                          72,262
     1,000  Powerwave Technologies, Inc. <F15>                       18,625
     5,000  REMEC, Inc. <F15>                                        90,000
                                                                  ---------
                                                                    709,762
                                                                  ---------
            Telecommunications -
            Services 5.87%
       500  COLT Telcom Group plc<F15>                               29,938
    10,000  Com21, Inc. <F15>                                       210,000
       500  MCI WorldCom, Inc.                                       35,875
     2,000  MetroNet Communications Corp. <F15>                      67,000
     2,750  Qwest Communications
               International Inc. <F15>                             137,500
                                                                  ---------
                                                                    480,313
                                                                  ---------
            Total Common and
               Preferred Stocks
               (cost $5,080,472)                                  7,260,269
                                                                  ---------

Principal
Amount                                                                Value
------                                                                -----

            SHORT-TERM INVESTMENTS 3.93%
  $321,000  UMB Bank, n.a., repurchase agreement,
            4.35%, dated 12/31/98, repurchase
            price $321,153, maturing 1/4/99
            (collateralized by U.S. Treasury
            Notes, 5.875%, 2/28/99)                               $ 321,000

       711  UMB Bank, n.a., Money Market
            Fiduciary                                                   711
                                                                  ---------
            TOTAL SHORT-TERM INVESTMENTS
            (cost $321,711)                                         321,711
                                                                  ---------
            TOTAL INVESTMENTS 92.73%
            (cost $5,402,183)                                     7,581,980
            Other Assets less Liabilities 7.27%                     594,196
                                                                  ---------
NET ASSETS 100.00%                                               $8,176,176
                                                                 ==========
<F15>Non-income producing
<F16>Preferred stock purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers. Security is valued under procedures established by the Board of Directors.

See notes to financial statements.

http://WWW.VANWAGONER.COM



Van Wagoner Funds STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998



                                                             EMERGING      MICRO-CAP       MID-CAP      POST-VENTURE    TECHNOLOGY
                                                           GROWTH FUND        FUND           FUND           FUND           FUND
ASSETS:
Investments, at value:
  Nonaffiliated issuers (cost $117,182,978,
     $32,746,008, $26,978,319, $12,744,761
     and $5,402,183, respectively)                        $164,606,120    $42,859,611    $41,330,207    $16,801,045   $  7,581,980
  Affiliated issuers (cost $6,137,757, $0, $0,
     $0 and $0, respectively)                                6,052,998              -              -              -              -
Cash                                                           546,750        136,693              -              -         61,512
Deposit at brokers for short sales                             100,000        100,000        295,609        100,000        100,000
Receivable from brokers for proceeds
  on securities sold short                                           -              -        351,791              -              -
Receivable for investments sold                             85,005,205      4,370,404      4,825,850      6,919,225      2,361,321
Interest and dividends receivable                                1,070            590          8,922            260            268
Receivable from investment adviser                                   -              -              -              -         16,070
Organizational expenses, net of accumulated
  amortization                                                  14,672         14,672         14,672              -              -
Prepaid expenses and other assets                               19,359         10,995          9,666          4,833          7,404
                                                         -------------  -------------  -------------  -------------  -------------
Total Assets                                               256,346,174     47,492,965     46,836,717     23,825,363     10,128,555
                                                         -------------  -------------  -------------  -------------  -------------
LIABILITIES:
Payable for investments purchased                           66,377,909      1,222,811        602,577      4,671,573      1,912,280
Payable to custodian                                            26,796         10,209         13,296          5,967          5,909
Accrued investment advisory fee                                304,376         60,048         59,399         27,723          7,505
Accrued distribution fee                                        16,323          3,804          4,176          1,520            679
Securities sold short, at value
  (proceeds of $0, $0, $125,933,
  $0 and $0, respectively)                                           -              -        151,875              -              -
Accrued expenses and other liabilities                         249,085         82,596         80,871         37,573         26,006
                                                         -------------  -------------  -------------  -------------  -------------
Total Liabilities                                           66,974,489      1,379,468        912,194      4,744,356      1,952,379
                                                         -------------  -------------  -------------  -------------  -------------
NET ASSETS                                                $189,371,685    $46,113,497    $45,924,523    $19,081,007   $  8,176,176
                                                          ============   ============   ============   ============   ============
NET ASSETS CONSIST OF:
Capital stock                                             $      1,728   $        408   $        369   $        158   $         44
Paid-in-capital                                            342,592,903     67,613,058     59,450,012     16,971,343      5,735,167
Accumulated net realized gain
  (loss) on investments                                  (200,561,329)   (31,613,572)   (27,851,804)    (1,946,778)        261,168
Net unrealized appreciation on investments                  47,338,383     10,113,603     14,325,946      4,056,284      2,179,797
                                                         -------------  -------------  -------------  -------------  -------------
Net Assets                                                $189,371,685    $46,113,497    $45,924,523    $19,081,007   $  8,176,176
                                                          ============   ============   ============   ============   ============

CAPITAL STOCK, $0.0001 PAR VALUE
Authorized                                                 200,000,000    100,000,000    100,000,000    100,000,000    100,000,000
Issued and outstanding                                      17,275,207      4,081,642      3,693,271      1,579,788        441,616
NET ASSET VALUE, REDEMPTION
PRICE, AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)                                 $10.96         $11.30         $12.43         $12.08         $18.51
                                                          ============   ============   ============   ============   ============


Call toll-free 1-800-228-2121

                                              See notes to financial statements.



Van Wagoner Funds STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998


                                                             EMERGING      MICRO-CAP       MID-CAP      POST-VENTURE    TECHNOLOGY
                                                           GROWTH FUND        FUND           FUND           FUND           FUND
INVESTMENT INCOME:
Interest                                                  $    816,061    $   315,300  $     341,331   $     90,130   $     42,789
Dividends                                                       49,256         21,206         74,889            629            956
                                                         -------------  -------------  -------------  -------------  -------------
Total Investment Income                                        865,317        336,506        416,220         90,759         43,745
                                                         -------------  -------------  -------------  -------------  -------------
EXPENSES:
Investment advisory fees                                     2,728,083        770,904        517,445        244,996         50,993
Transfer agent fees and expenses                               859,426        267,720        262,641         66,718         28,257
Distribution fees                                              377,956         91,265         89,481         14,936         10,199
Fund accounting and administration fees                        207,536         91,441         91,812         61,667         61,667
Printing and postage expenses                                  141,342         32,863         33,285         10,559         11,787
Custody fees                                                   131,390         31,875         38,194         26,986         22,840
State registration fees                                         75,417         30,244         30,691         21,161         18,824
Professional fees                                               17,552         17,551         17,551         17,497         25,493
Amortization of organization costs                               7,344          7,344          7,344              -              -
Directors' fees and expenses                                     3,252          3,252          3,252          3,247          3,047
Miscellaneous                                                   24,583          7,951          7,509          5,662          3,385
                                                         -------------  -------------  -------------  -------------  -------------
Total expenses before waiver                                 4,573,881      1,352,410      1,099,205        473,429        236,492
                                                         -------------  -------------  -------------  -------------  -------------
Less: Waiver of expenses                                     (318,072)      (350,235)       (90,188)      (154,934)      (156,888)
                                                         -------------  -------------  -------------  -------------  -------------
Net Expenses                                                 4,255,809      1,002,175      1,009,017        318,495         79,604
                                                         -------------  -------------  -------------  -------------  -------------
NET INVESTMENT LOSS                                        (3,390,492)      (665,669)      (592,797)      (227,736)       (35,859)
                                                         -------------  -------------  -------------  -------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments
  (See Note 7)                                            (25,908,970)    (6,659,483)    (7,949,180)      2,119,321        536,736
Net realized loss on short positions                       (3,263,439)      (177,360)      (141,333)       (47,432)       (30,410)
Net realized gain on options written                           338,890         35,449         67,488         17,724              -
Net realized loss on options purchased                    (17,162,668)    (1,305,663)    (1,209,905)    (1,039,330)      (211,806)
Net change in unrealized appreciation
  and depreciation on investments                           62,835,799     14,759,509     16,378,554      4,464,627      2,179,797
                                                         -------------  -------------  -------------  -------------  -------------
Net Gain on Investments                                     16,839,612      6,652,452      7,145,624      5,514,910      2,474,317
                                                         -------------  -------------  -------------  -------------  -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                  $13,449,120   $  5,986,783   $  6,552,827     $5,287,174     $2,438,458
                                                          ============   ============   ============   ============   ============


http://WWW.VANWAGONER.COM

See notes to financial statements.



Van Wagoner Funds STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                           EMERGING GROWTH FUND                        MICRO-CAP FUND
                                     -------------      --------------       --------------     --------------
                                       Year Ended         Year Ended           Year Ended         Year Ended
                                     Dec. 31, 1998       Dec. 31, 1997       Dec. 31, 1998       Dec. 31, 1997

OPERATIONS:
Net investment loss                  $ (3,390,492)        $(7,822,156)          $(665,669)       $(1,871,886)
Net realized gain (loss) on
  investments                         (25,908,970)        (35,738,255)         (6,659,483)        (3,711,351)
Net realized gain (loss) on
  short positions                      (3,263,439)                   -           (177,360)            496,589
Net realized gain on
  options written                          338,890                   -              35,449                  -
Net realized loss on
  options purchased                   (17,162,668)                   -         (1,305,663)                  -
Net change in unrealized
  appreciation and depreciation
  on investments                        62,835,799        (53,549,197)          14,759,509       (17,420,883)
                                     -------------       -------------       -------------      -------------
Net increase (decrease) in net assets
  resulting from operations             13,449,120        (97,109,608)           5,986,783       (22,507,531)
                                     -------------       -------------       -------------      -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares            89,133,843         226,434,056          20,946,312         96,555,054
Redemption of shares                 (226,427,970)       (454,267,232)        (52,686,786)      (142,878,789)
                                     -------------       -------------       -------------      -------------
Net increase (decrease) from
  share transactions                 (137,294,127)       (227,833,176)        (31,740,474)       (46,323,735)
                                     -------------       -------------       -------------      -------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                      (123,845,007)       (324,942,784)        (25,753,691)       (68,831,266)
NET ASSETS:
Beginning of period                    313,216,692         638,159,476          71,867,188        140,698,454
                                     -------------       -------------       -------------      -------------
End of period                         $189,371,685        $313,216,692         $46,113,497       $ 71,867,188
                                     =============       =============       =============      =============
TRANSACTIONS IN SHARES:
Shares sold                              9,196,675          19,199,101           2,127,300          8,080,869
Shares redeemed                       (22,780,104)        (38,615,725)         (5,239,704)       (12,190,073)
                                     -------------       -------------       -------------      -------------
Net increase (decrease)               (13,583,429)        (19,416,624)         (3,112,404)        (4,109,204)
                                     =============       =============       =============      =============



                                               MID-CAP FUND                          POST-VENTURE FUND             TECHNOLOGY FUND
                                     -------------       -------------       -------------       -------------       -------------
                                       Year Ended         Year Ended           Year Ended         Year Ended          Year Ended
                                     Dec. 31, 1998       Dec. 31, 1997       Dec. 31, 1998       Dec. 31, 1997       Dec. 31, 1998

OPERATIONS:
Net investment loss                     $(592,797)        $(1,520,786)          $(227,736)         $(357,869)            $(35,859)
Net realized gain (loss) on
  investments                          (7,949,180)         (3,910,862)           2,119,321        (3,246,420)              536,736
Net realized gain (loss) on
  short positions                        (141,333)                   -            (47,432)            249,359             (30,410)
Net realized gain on
  options written                           67,488                   -              17,724                  -                    -
Net realized loss on
  options purchased (1,209,905)                  -         (1,039,330)                   -          (211,806)
Net change in unrealized
  appreciation and depreciation
  on investments                        16,378,554         (9,456,465)           4,464,627          (408,343)            2,179,797
                                     -------------       -------------       -------------      -------------        -------------
Net increase (decrease) in net assets
  resulting from operations              6,552,827        (14,888,113)           5,287,174        (3,763,273)            2,438,458
                                     -------------       -------------       -------------      -------------        -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares            13,148,963          92,514,890          14,473,780         54,243,643           12,482,357
Redemption of shares                  (47,614,686)       (141,529,840)        (21,148,374)       (30,011,943)          (6,744,639)
                                     -------------       -------------       -------------      -------------        -------------
Net increase (decrease) from
  share transactions                  (34,465,723)        (49,014,950)         (6,674,594)         24,231,700            5,737,718
                                     -------------       -------------       -------------      -------------        -------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                       (27,912,896)        (63,903,063)         (1,387,420)         20,468,427            8,176,176
NET ASSETS:
Beginning of period                     73,837,419         137,740,482          20,468,427                  -                    -
                                     -------------       -------------       -------------      -------------        -------------
End of period                          $45,924,523         $73,837,419         $19,081,007        $20,468,427           $8,176,176
                                     =============       =============       =============      =============        =============
TRANSACTIONS IN SHARES:
Shares sold                              1,236,753           7,469,170           1,460,608          5,409,119              944,674
Shares redeemed                        (4,465,716)        (11,661,886)         (2,212,061)        (3,077,878)            (503,058)
                                     -------------       -------------       -------------      -------------        -------------
Net increase (decrease)                (3,228,963)         (4,192,716)           (751,453)          2,331,241              441,616
                                     =============       =============       =============      =============        =============


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                                              See notes to financial statements.



Van Wagoner Funds FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Fund Share Outstanding Throughout the Period Ended December 31


                                                  EMERGING GROWTH FUND                            MICRO-CAP FUND
                                            ----          ----           ----           ----          ----            ----
                                            1998          1997           1996           1998          1997            1996

Net Asset Value, Beginning of Period        $10.15         $12.69         $10.00          $9.99        $12.45          $10.00

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss                         (0.20)         (0.25)         (0.15)         (0.16)        (0.26)          (0.09)
Net realized and unrealized gains
  (losses) on investments                     1.01         (2.29)       2.84<F2>           1.47        (2.20)        2.54<F2>
                                        ----------     ----------     ----------     ----------    ----------      ----------

Total from investment operations              0.81         (2.54)           2.69           1.31        (2.46)            2.45
                                        ----------     ----------     ----------     ----------    ----------      ----------

Net Asset Value, End of Period              $10.96         $10.15         $12.69         $11.30         $9.99          $12.45
                                        ==========     ==========     ==========     ==========    ==========      ==========

Total Return                                 7.98%       (20.02)%         26.90%         13.11%      (19.76)%          24.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)          $189,372       $313,217       $638,159        $46,113       $71,867        $140,698
Ratio of net expenses to average
  net assets - net of waivers and
  reimbursements                             1.95%          1.88%          1.95%          1.95%         1.95%          1.95%%
Ratio of net investment loss to
  average net assets - net of waivers
  and reimbursements                       (1.55)%        (1.68)%        (1.49)%        (1.30)%       (1.72)%         (1.04)%
Ratio of net expenses to average
  net assets - before voluntary waivers
  and reimbursements                         2.00%          1.88%          1.98%          2.00%         2.00%           2.00%
Ratio of net investment loss to
  average net assets - before voluntary
  waivers and reimbursements               (1.60)%        (1.68)%        (1.52)%        (1.35)%       (1.77)%         (1.09)%
Portfolio turnover rate                       668%           333%           159%           367%          232%            153%



                                                                                                                   TECHNOLOGY
                                                      MID-CAP FUND                       POST-VENTURE FUND          FUND <F1>
                                            ----          ----           ----           ----          ----            ----
                                            1998          1997           1996           1998          1997            1998

Net Asset Value, Beginning of Period        $10.67         $12.39         $10.00          $8.78        $10.00          $10.00

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss                         (0.16)         (0.22)         (0.09)         (0.14)        (0.15)          (0.08)
Net realized and unrealized gains
  (losses) on investments                     1.92         (1.50)       2.48<F2>           3.44        (1.07)            8.59
                                        ----------     ----------     ----------     ----------    ----------      ----------

Total from investment operations              1.76         (1.72)           2.39           3.30        (1.22)            8.51
                                        ----------     ----------     ----------     ----------    ----------      ----------

Net Asset Value, End of Period              $12.43         $10.67         $12.39         $12.08         $8.78          $18.51
                                        ==========     ==========     ==========     ==========    ==========      ==========

Total Return                                16.49%       (13.88)%         23.90%         37.59%      (12.20)%          85.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)           $45,925        $73,837       $137,740        $19,081       $20,468          $8,176
Ratio of net expenses to average
  net assets - net of waivers and
  reimbursements                             1.95%          1.80%          1.95%          1.95%         1.95%           1.95%
Ratio of net investment loss to
  average net assets - net of waivers
  and reimbursements                       (1.15)%        (1.42)%        (1.16)%        (1.39)%       (1.39)%         (0.88)%
Ratio of net expenses to average
  net assets - before voluntary waivers
  and reimbursements                         2.00%          1.80%          2.00%          2.00%         2.00%           2.00%
Ratio of net investment loss to
  average net assets - before voluntary
  waivers and reimbursements               (1.20)%        (1.42)%        (1.21)%        (1.44)%       (1.44)%         (0.93)%
Portfolio turnover rate                       787%           304%           173%           641%          317%            888%


<F1> Commenced operations after the close of business on December 31, 1997
<F2> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.


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                                              See notes to financial statements.



Van Wagoner Funds NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1998

1. ORGANIZATION
  Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Emerging Growth Fund, Micro-Cap Fund, Mid-Cap Fund, Post-Venture Fund and Technology Fund (collectively "the Funds") are separate, diversified investment portfolios of Van Wagoner Funds, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") which permit management to make certain estimates and assumptions at the date of the financial statements.

  (A) INVESTMENT VALUATION - A security traded on a recognized stock exchange is valued at the last sale price. If no sale is reported, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' investment adviser under the supervision of the Board of Directors.

  (B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held by the Funds' custodian.

  (C) ORGANIZATIONAL COSTS - Costs incurred by the Emerging Growth, Micro-Cap and Mid-Cap Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares by the total number of original shares outstanding at the time of redemption for the Funds being redeemed.

  (D) EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

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  (E)  FEDERAL INCOME TAXES  -  Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

       As of December 31, 1998, the Emerging Growth, Micro-Cap and Mid-Cap Funds had federal income tax capital loss carryforwards of $187,146,618, $30,446,223 and $24,215,117, respectively. The entire federal income tax loss carryforward for each of these Funds expires between 2004 and 2006. During 1998, the Post-Venture Fund utilized $403,949 of its capital loss carryforward against net realized capital gains. As of December 31, 1998, the Post-Venture Fund had a federal income tax capital loss carryforward of $945,298 which expires in 2005, and the Emerging Growth Fund had $3,930,411 of post-October 1998 capital losses which are deferred until 1999 for tax purposes. Net realized gains and losses may differ for tax and financial statement purposes primarily as a result of wash sales and differences in the timing of the recognition of realized gains and losses.

  (F) RESTRICTED SECURITIES - The Emerging Growth, Micro-Cap, Post-Venture and Technology Funds own some securities which are unregistered and thus restricted as to resale. These securities are valued at their fair value, which at December 31, 1998 is equal to cost.Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. The Emerging Growth, Micro-Cap, Post-Venture and Technology Funds had restricted securities with an aggregate market value of $14,989,291, $3,588,360, $1,225,102 and $289,387, respectively, representing 7.9%, 7.8%, 6.4% and 3.5%, respectively, of the net assets of each of the Funds.

  (G) OPTIONS CONTRACTS - The Funds purchase put options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

       The Funds may also write (sell) covered call options to hedge portfolio investments. When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subse-

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Van Wagoner Funds NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       quently marked-to-market to reflect the current value of the option written. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

  (H) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with federal income tax regulations, which may differ from GAAP. Accordingly, at December 31, 1998, reclassifications were recorded to increase undistributed net investment income by $3,390,492, $665,669, $592,797, $227,736 and $35,859; decrease accumulated net realized gain
       (loss) on investments by $0, $0, $0, $0 and $33,352; and decrease paid-in-capital by $3,390,492, $665,669, $592,797, $227,736 and $2,507 for
       the Emerging Growth, Micro-Cap, Mid-Cap, Post-Venture and Technology Funds, respectively.

  (I) OTHER - Investment transactions are ac-counted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.INVESTMENT ADVISORY AGREEMENT
  Each Fund has an agreement with Van Wagoner Capital Management, Inc. (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of each agreement, the Adviser is compensated at the following percentage of average daily net assets for each Fund: 1.25% for the Emerging Growth Fund, 1.50% for the Micro-Cap Fund, 1.00% for the Mid-Cap Fund, 1.50% for the Post-Venture Fund and 1.25% for the TechnologyFund. The agreement also provides that the Adviser will limit expenses to no more than 2.00% of each

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  Fund's average daily net assets. The Adviser has further agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed 1.95% for each Fund until January 1, 2000. Expenses of $318,072, $350,235, $90,188, $154,934 and $156,888 were waived in the Emerging Growth, Micro-Cap, Mid-Cap, Post-Venture and Technology Funds, respectively.

4.SERVICE AND DISTRIBUTION PLAN
  The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets.

5.INVESTMENT TRANSACTIONS
  The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 1998 were as follows:

                         PURCHASES             SALES
  --------------------------------------------------------
  EMERGING
  GROWTH FUND         $1,400,487,903      $1,582,076,578
  MICRO-CAP FUND         167,417,928         200,033,192
  MID-CAP FUND           357,083,582         392,592,314
  POST-VENTURE FUND       94,914,737         106,773,108
  TECHNOLOGY FUND         33,472,789          28,899,657

  For the year ended December 31, 1998, there were no purchases or sales of long-term U.S. government securities.

  The cost of securities on a tax basis for the Emerging Growth Fund, Micro-Cap Fund, Mid-Cap Fund, Post-Venture Fund and Technology Fund is $129,105,243, $33,174,611, $28,790,799, $13,224,470 and $5,561,878, respectively. At
  December 31, 1998, gross unrealized appreciation and depreciation on securities for federal income tax purposes were as follows:

                                                               NET
                                                            UNREALIZED
                                                           APPRECIATION
                         UNREALIZED       (UNREALIZED           ON
                        APPRECIATION     DEPRECIATION)     INVESTMENTS
  ---------------------------------------------------------------------
  EMERGING
  GROWTH
  FUND                  $48,512,912     $(6,959,037)       $41,553,875

  MICRO-CAP
  FUND                   11,042,743      (1,357,743)         9,685,000

  MID-CAP
  FUND                   13,002,556        (615,023)        12,387,533

  POST-VENTURE
  FUND                    4,114,962        (538,387)         3,576,575

  TECHNOLOGY
  FUND                    2,112,229         (92,127)         2,020,102


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Van Wagoner Funds NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. OPTIONS CONTRACTS WRITTEN
  The premium amount and the number of options contracts written during the year ended December 31, 1998 were as follows:


                                         PREMIUM               NUMBER OF
                                          AMOUNT               CONTRACTS
-------------------------------------------------------------------------
EMERGING GROWTH FUND
  Options outstanding at
     December 31, 1997                           -                   -
  Options written                        $ 538,585               4,656
  Options closed                         (163,935)             (1,494)
  Options exercised                          (422)                 (6)
  Options expired                        (374,228)             (3,156)
                                       -----------         -----------
  Options outstanding at
     December 31, 1998                 $         -                   -
                                       ===========         ===========

MICRO-CAP FUND
  Options outstanding at
     December 31, 1997                           -                   -
  Options written                         $ 35,449                 300
  Options closed                                 -                   -
  Options exercised                              -                   -
  Options expired                         (35,449)               (300)
                                       -----------         -----------
  Options outstanding at
     December 31, 1998                   $       -                   -
                                       ===========         ===========



                                         PREMIUM               NUMBER OF
                                          AMOUNT               CONTRACTS
-------------------------------------------------------------------------
MID-CAP FUND
  Options outstanding at
     December 31, 1997                           -                   -
  Options written                         $ 29,912                 285
  Options closed                          (10,000)               (125)
  Options exercised                       (14,566)               (106)
  Options expired                          (5,346)                (54)
                                       -----------         -----------
  Options outstanding at
     December 31, 1998                   $       -                   -
                                       ===========         ===========

POST-VENTURE FUND
  Options outstanding at
     December 31, 1997                           -                   -
  Options written                        $  17,724                 150
  Options closed                                 -                   -
  Options exercised                              -                   -
  Options expired                         (17,724)               (150)
                                       -----------         -----------
  Options outstanding at
     December 31, 1998                 $         -                   -
                                       ===========         ===========

7. TRANSACTIONS WITH AFFILIATED COMPANIES
  An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of each Fund are as follows:

                                                                                                   AMOUNT OF
                                                                                      AMOUNT OF       LOSS
                                              SHARE ACTIVITY                          DIVIDENDS     REALIZED
                          ------------------------------------------------------       CREDITED     ON SALE
                           BALANCE       PURCHASES/       SALES/        BALANCE       TO INCOME    OF SHARES
SECURITY NAME             12/31/97       ADDITIONS      REDUCTIONS     12/31/98        IN 1998      IN 1998
----------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
Avant! Corp.<F1>          1,193,268        423,840      1,552,108         65,000           -      $(9,022,279)
OnHealth Network Co.<F1>          -      1,024,900          5,000      1,019,900           -          (30,491)
                                                                                     ------------ ------------
                                                                                           -      $(9,052,770)
                                                                                     ============ ============
<F1> Non-income producing



Call toll-free 1-800-228-2121


Van Wagoner Funds REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of the Van Wagoner Funds, Inc.:
--------------------------------------------------------------------------------

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Van Wagoner Emerging Growth Fund, the Van Wagoner Micro-Cap Fund, the Van Wagoner Mid-Cap Fund, the Van Wagoner Post-Venture Fund and the Van Wagoner Technology Fund (five of the portfolios constituting the Van Wagoner Funds, Inc., hereafter referred to as the "Funds") at December 31, 1998, and the results of each of their operations, changes in net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereinafter collectively referred to as the "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


Milwaukee, Wisconsin
January 29, 1999




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Notice to Shareholders: Ernst & Young LLP has been retained as the
Funds' independent accountants for the fiscal year ending December 31, 1999.



                      This page intentionally left blank.



                      This page intentionally left blank.




THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF VAN WAGONER FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE FUNDS. THE PROSPECTUS GIVES DETAILS ABOUT CHARGES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE FUNDS. READ THE PROSPECTUS CAREFULLY.



(LOGO) VANWAGONER FUNDS

Please mail correspondence to:
VAN WAGONER FUNDS
P.O. BOX 1628
MILWAUKEE, WI 53201-1628

Express mail or overnight deliveries
should be sent to:

VAN WAGONER FUNDS
207 EAST BUFFALO ST., SUITE 315
MILWAUKEE, WI 53202-5712

WWW.VANWAGONER.COM

1-800-228-2121

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